UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  AMENDMENT TO
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 6, 2000
                                                   -------------

                        COMMISSION FILE NUMBER: 000-29107

                    MULTINET INTERNATIONAL CORPORATION, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                                 88-0441388
--------------------------------            --------------------
(State or other jurisdiction of             (I.R.S. Employer
 incorporation or organization)              Identification No.)

  8100 West Sahara, Suite 200
      Las Vegas, Nevada                            89117
----------------------------------------    --------------------
(Address of principal executive offices)         (Zip Code)

                                 (702) 966-0600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
              ----------------------------------------------------
                         (Former name or former address,
                          if changed since last report)






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Item 4.  Changes in Registrant's Certifying Accountant.

         On July 6, 2000, Kurt Saliger, C.P.A. (the "former accountant") who was previously engaged as the principal accountant to audit the Registrant's financial statements, resigned as principal accountant for Multinet International Corporation, Inc. (the "Registrant"). The decision to change accountants was approved by the board of directors on July 6, 2000.

         The former accountant's report on the financial statements for the past two years and any interim period (including any time period before his resignation), did not contain any adverse opinions or disclaimers of opinion, nor were they modified regarding audit scope or accounting principles. Neither was there any disagreements, resolved or unresolved, or reportable events with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         On July 6, 2000, Kyle L. Tingle, C.P.A., located in Henderson, Nevada, was engaged as the principal accountant to audit the Registrant's financial statements.

         The Registrant has provided the former accountant with a copy of the disclosures regarding this change in accountants filed with the Commission. The Registrant has requested the former accountant to furnish a letter addressed to the Commission stating whether he agrees with the statements made by the Registrant and, if not, stating the respects in which he does not agree. This letter by the former accountant has been attached as an exhibit to this Form 8K/A filing.



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


EXHIBIT 16.1


ACKNOWLEDGEMENT OF CHANGE IN ACCOUNTANTS FOR MULTINET
INTERNATIONAL CORPORATION, INC.

Date: November 18, 2000

As the former independent auditor for Multinet International Corporation, Inc., I, Kurt Saliger, agree with all statements made in the Form 8K/A filed November, 2000, concerning a change in accountants and all relevant disclosures, upon review of such statements. Because of my busy travel schedule, I was unavailable at times to fulfill the company's request for accounting issues. The decision to change accountants was approved by the Board. The severing of the business relationship was completely amicable, and there were no disagreements with Multinet International Corporation, Inc. If you have any questions, please contact me at (702) 367-1988.

Sincerely,

/s/ KURT SALIGER
    ------------
    KURT SALIGER
    CERTIFIED PUBLIC ACCOUNTANT
    5000 West Oakey, A-4
    Las Vegas, NV 89146




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